Fees Summary	Jan. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,997,125,000
Previously Paid Amount	0
Total Fee Amount	305,759.84
Total Offset Amount	0
Net Fee	$ 305,759.84